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                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 31, 2002
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                      1-8514                 95-3822631
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)



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ITEM 5: OTHER EVENTS

       A copy of the press release dated January 31, 2002 announcing the Company's results for the three months and the year ended December 31, 2001 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                  Not applicable.

         (b)      Pro forma financial information

                  Not applicable.

         (c)      Exhibits

                  99.1 Press Release issued by the Registrant dated January 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SMITH INTERNATIONAL, INC.


                                         /s/ NEAL S. SUTTON
                                         ------------------

                                     By: Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

Date: January 31, 2002



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                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                         DESCRIPTION
      -------                        -----------
        99.1            Press Release dated January 31, 2002.